EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the quarterly report on Form 10-Q of Marine Exploration, Inc. for the period ending December 31, 2009:

(1)	complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Marine Exploration, Inc.

/s/ Robert L. Stevens
Robert L. Stevens
Interim Chief Financial Officer
February 12, 2010

 A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Marine Exploration, Inc. and will be retained by Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.